Subsequent Events	3 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2020	Sep. 30, 2020	Dec. 31, 2019
Subsequent Events
20.	Subsequent Events

On October 8, 2020, we sold 18,300,000 shares of our common stock in a public offering at $10.00 per share generating $170.2 million in proceeds, net of offering costs. On October 22, 2020, the investment bankers exercised their right to purchase an additional 1,406,708 shares of common stock at $10.00 per share generating an additional $13.1 million in proceeds, net of offering costs.

On September 30, 2020, following negotiations with Century Venture, SA, the Company agreed to repay the Loan related to its Credit Agreement in full (inclusive of any interest, fees and penalties). The Company paid $1.6 million on October 2, 2020, the Credit Agreement and related Loan were automatically terminated.

Fubo TV Pre-Merger [Member]
Subsequent Events

13. Subsequent Events

The Company has reviewed and evaluated subsequent events from the balance sheet date through July 8, 2020.

Merger Agreement

On April 1, 2020, fuboTV Acquisition Corp., a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of FaceBank, merged with and into fuboTV, whereby fuboTV continued as the surviving corporation and became a wholly-owned subsidiary of FaceBank pursuant to the terms of the Merger Agreement.

In accordance with the terms of the Merger Agreement, at the effective time of the Acquisition (the “Effective Time”), all of the capital stock of fuboTV was converted into the right to receive 32,324,362 shares of a newly created class of Series AA Convertible Preferred Stock of FaceBank, par value $0.0001 per share (the “Series AA Preferred Stock”).  In addition, each outstanding option to purchase shares of common stock of fuboTV was assumed by FaceBank and converted into an option to acquire FaceBank’s common stock. As of April 1, 2020, the aggregate number of shares of FaceBank’s common stock subject to options as a result of the foregoing is 8,051,098, which are exercisable at a weighted average price of $1.32 per share.

Each share of Series AA Preferred Stock is entitled to 0.8 votes per share and is convertible into two (2) shares of FaceBank’s common stock, and shall only be convertible immediately following the sale of such shares on an arms’-length basis either pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act of 1933 (the “Securities Act”) or pursuant to an effective registration statement under the Securities Act. Until the time the Company is able to uplist to a national securities exchange, the Series AA Preferred Stock benefits from certain protective provisions that, for example, requires the Company to obtain the approval of a majority of the shares of outstanding Series AA Preferred Stock, voting as a separate class, before undertaking certain matters. The effect of the Merger and the terms of the Series AA Preferred Stock is to initially establish an approximate two-thirds majority ownership of FaceBank on a common equivalent basis for the pre-Merger fuboTV shareholders while preserving a majority voting interest for the pre-Merger FaceBank shareholders.

13. Subsequent Events

The Company has reviewed and evaluated subsequent events that occurred through April 30, 2020, the date the financial statements were available to be issued.

On March 23, 2020, the Company entered into a merger agreement with Facebank Group, Inc. (“Facebank”). The merger closed on April 1, 2020 whereby the Company became a wholly-owned subsidiary of Facebank.

In February 2020, the Company entered into sublease with Welltower, Inc. to lease approximately 6,300 square feet of office space in New York, NY. The lease commenced in March 2020 and is effective through July 30, 2021. The annual rent for the space is $455.